AMP INCORPORATED

       SUPPLEMENTAL BENEFIT TRUST AGREEMENT


     THIS TRUST AGREEMENT is made and entered into as

of April 1, 1997 by and between AMP Incorporated, a

corporation organized and existing under the laws of the

Commonwealth of Pennsylvania ("AMP") and Dauphin Deposit

Bank and Trust Company, a  banking association organized and existing under the laws of the Commonwealth of Pennsylvania

(the "Trustee").

                         WITNESSETH:

                     WHEREAS, AMP and certain of its direct

and indirect subsidiaries (collectively, with AMP, the

"Company") have established certain supplemental retirement

and life insurance plans, deferred compensation plans and

severance arrangements, listed on Exhibit A attached hereto

as of the date hereof or, thereafter, added as designated by the President and  Chief Executive Officer of AMP (the

"CEO") (hereinafter referred to collectively as the "Plan"

or the "Plans" as applicable);

          WHEREAS, each Plan provides for the Company to pay

all benefits from its general revenues and assets;

          WHEREAS, the Company wishes to establish separate

individual trusts (individually, a "Trust" and collectively,

the "Trusts") for certain designated Participants, as

defined below,  in the Plan, though, prior to a Change of

Control, as defined in Section 16.3 hereof, any such Trust

may not necessarily hold sufficient assets to satisfy all of the benefits to be provided under the Plan;

          WHEREAS, the Company also wishes to establish a

Trust fund to provide a source for payment of any fees,

including legal fees, incurred by the Trustee in the

administration of the Trusts or by Participants in enforcing their rights hereunder (the "Fee Trust") and a Trust fund to provide a source of payment of any benefits under a Plan to

the extent that the assets of an individual Trust

established for a Participant are insufficient to provide

all benefits due (the "Shortfall Trust");

          WHEREAS, the Company wishes to contribute to the

Trusts assets or a letter of credit, or both, either on the

date hereof or thereafter as determined by the CEO, that

shall be held therein, to serve as a source of funds to

assist it in meeting its liabilities under the Plans,

subject to the claims of Company's creditors in the event of

Company's Insolvency, as defined below, until paid to Plan

Participants and their beneficiaries in such manner and at

such times as specified hereunder or in the Plans;

          WHEREAS, contributions to the Trusts shall be held

by the Trustee and invested, reinvested and distributed in

accordance with the provisions of this Trust Agreement;

          WHEREAS, each Trust established by this Trust

Agreement is intended to be a "grantor trust" with the

result that the corpus and income of the Trusts are treated

as assets and income of the Company pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended

(the "Code").

          NOW, THEREFORE, in consideration of the mutual

covenants contained herein, the Company and the Trustee,

intending to be legally bound, declare and agree as follows:

                          ARTICLE I

                        ESTABLISHMENT

     1.1  AMP hereby establishes with the Trustee a

separate, and subject to Section 16.2 hereof, irrevocable

Trust on behalf of each Participant in the Plan designated

by CEO and listed on Exhibit B hereto or added thereafter as designated by the CEO (the "Participant").  AMP also hereby

establishes with the Trustee the Shortfall Trust and the Fee

Trust.  Each separate Trust so established shall be governed by the terms of this Trust Agreement.  Each Trust is

intended to be exempt from substantially all of the

provisions of ERISA by reason of the provisions of Sections

201(2), 301(a)(3) and 401(a)(1) thereof, as applicable, and

AMP shall immediately notify the Trustee should such exempt

status change for any reason.

     1.2  Each Trust may consist of such sums of money,

other property acceptable to the Trustee or a letter of

credit against which the Trustee may obtain funds to be

credited to the Trusts as of the date hereof and as from

time to time shall be paid or delivered to the Trustee by

AMP immediately following the date hereof or from time to

time in the future, as determined by the CEO.  The Fee Trust and the Shortfall Trust shall be irrevocable and each other

Trust, subject to the provisions of Section 16.2 hereof,

shall be irrevocable for the Participant for which it is

established.  Except as provided in Sections 4.2 and 16.2

hereof, the Company shall have no right to direct the Trus

tee to return or divert any Trust assets before the payment

of all benefits under the Plan to the Participant.  All such money and other property, all investments and reinvestment

made therewith or proceeds thereof and all earnings and

profits (less losses) thereon, less all payments and charges as authorized herein, for each of the Trusts are hereinafter collectively referred to as the "Trust Fund."  The Trust

Fund shall be held by the Trustee and shall be dealt with in accordance with the provisions of this Trust Agreement as a

single trust fund for purposes of investing the assets of

each Trust but the Company (or its designee) shall maintain,

or cause to be maintained records sufficient to determine

the interest of each Trust in the Trust Fund.

     1.3  AMP may contribute such sums of money or property

to the Trust Fund, or a letter of credit against which the

Trustee may obtain funds, from time to time, as the CEO

determines appropriate in his sole discretion.  Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the

Trust Fund.  Any rights created under the Plans and this

Trust Agreement shall be mere unsecured contractual rights

of Participants and their beneficiaries against the Company.

Any assets held by the Fund will be subject to the claims of

AMP's general creditors under federal and state law in the

event of Insolvency, as defined in Section 4.2 herein.

                         ARTICLE II

                     TRUSTEE ACCEPTANCE

     2.1  The Trustee accepts each Trust established under

this Trust Agreement on the terms and subject to the

provisions set forth herein, and it agrees to discharge and

perform fully and faithfully all of the duties and

obligations imposed upon it under this Trust Agreement.

                        ARTICLE III

              PLANS AS PART OF TRUST AGREEMENT

     3.1  The Plans are expressly incorporated herein and

made a part hereof with the same force and effect as if

fully set forth at length.  Copies of each of the Plans

shall be attached hereto as Exhibit C on or before any

amounts are contributed hereunder by AMP to provide funding

with respect to that Plan.  All terms defined in the Plans

shall have the same meanings when used herein unless

expressly provided to the contrary herein.  The Company will promptly deliver to the Trustee copies of all amendments and exhibits to the Plans and copies of any additional plans to

be covered by this Agreement after the date first above

written.

     3.2   The terms of the Plans shall govern the amount,

form and timing of benefit payments under the Plans to which a Participant is entitled but the Trustee shall not be

responsible for enforcing the terms of any Plan.

     3.3  Subject to the provisions of Section 12.3 hereof,

the incorporation of the Plans into this Trust Agreement

shall not cause the Plans to become irrevocable under the

provisions of Section 1.2 of this Trust Agreement.

     3.4   The Trustee shall have no right or obligations

with respect to any of the provisions of the Plans relating

to the funding of benefits or the funding of the Fee Trust

or the Shortfall Trust except to draw upon any letter of

credit contributed to the Trust Fund when funds are needed

to pay benefits under a Trust and there are insufficient

other assets in the Trust and in the Shortfall Trust to make the payment(s) due.

                         ARTICLE IV

                         TRUST FUND

     4.1  It is intended that each Trust constitute a

grantor trust under Code Sections 671 through 679, with the

assets of the Trust Fund being treated as assets of AMP for

purposes of Federal, state and local income tax laws.  The

creation of the Trust Fund shall not cause any of the Plans

to be treated as funded plans for purposes of Title I of

ERISA.

     4.2. The assets of each Trust shall at all times be

subject to the claims of the general creditors of AMP under

Federal and state law.  The Trustee shall suspend payments

to each Participant from the Trust Fund if the Trustee

receives timely written notification from AMP's Board of

Directors (the "Board") and its CEO that AMP is (a)

Insolvent or (b) subject as a debtor to a pending proceeding under the Federal Bankruptcy Code.  It shall be the duty of

the Board and its CEO to provide the Trustee with timely

written notification of such events.   For purposes of this

Article IV, the term "insolvent" means the inability of the

Company to pay its debts when they mature.  Under any such

circumstance, the Trustee shall suspend payments from the

Trust Fund to the Participants and shall pay the assets held in the Trust Fund only as a court of competent jurisdiction

shall direct to satisfy claims of general creditors of AMP.

It is intended that the rights of the general creditors of

AMP to enforce the provisions of this Article in the event

of AMP's Insolvency be enforceable with respect to the Trust

Fund at the time of Insolvency under both Federal and state

law.  It is also intended that no provision of this Trust

Agreement shall in any way affect the Participants' rights

as general creditors of AMP.

     4.3  If a person claiming to be a creditor of AMP

alleges in writing to the Trustee that AMP has become

Insolvent, the Trustee shall determine whether AMP is

Insolvent and, pending such determination, in accordance

with Section 4.4, the Trustee shall discontinue payment of

benefits to Participants or beneficiaries.

     4.4  Unless the Trustee has actual knowledge of AMP's

Insolvency, or has received notice from AMP or a person

claiming to be a creditor alleging that AMP is Insolvent,

the Trustee shall have no duty to inquire whether AMP is

Insolvent. The Trustee may in all events rely on such

evidence concerning AMP's Insolvency as may be furnished to

the Trustee and that provides the Trustee with a reasonable

basis for making a determination concerning AMP's

Insolvency.

     4.5  The Trustee shall resume the payment of benefits

to the Participants or beneficiaries in accordance with

Article VII of this Trust Agreement only after the Trustee

has determined that AMP is not Insolvent (or is no longer

Insolvent) based on such evidence as the Trustee determines

to be sufficient for such purpose such as a report from

AMP's independent auditors or certification to the Trustee

from AMP's Chief Financial Officer, if AMP is not subject to a bankruptcy proceeding, or if AMP is subject to a

bankruptcy proceeding, an order from a court of competent

jurisdiction.

     4.6  Provided that there are sufficient assets, if the

Trustee discontinues the payment of benefits from the Trust

Fund pursuant to this Article and subsequently resumes such

payments, the first payment following such discontinuance

shall include the aggregate amount of all payments due to

the Participants or beneficiaries under the terms of the

Plans for the period of such discontinuance, less the

aggregate amount of any payments made to the Participants or beneficiaries by AMP in lieu of the payments provided for

hereunder during any such period of discontinuance.

                          ARTICLE V

                         INVESTMENTS

     5.1  If a Plan provides for the designation of invest

ments by AMP in accordance with instructions of each

Participant, the investment powers of the Trustee shall be

governed by this Section 5.1.  The Trustee shall invest and

reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between

principal and income, only in those investment vehicles that have been selected by AMP as being consistent with the

investments specifically designated by each Participant

pursuant to the applicable provisions of the Plan; provided,

however, that any such designation shall be solely for the

purpose of determining the amount to be paid to the

Participant under the Plan and shall in no way alter the

characterization of the assets of Trust Fund as assets of

AMP in accordance with Section 4.1 hereof.

     5.2  (a) If a Plan does not provide for the designation

of investments by the Participants, or following a Change of

Control if no such directions have been given, the

investment powers of the Trustee shall be governed by this

Section 5.2.  The Trustee shall invest and reinvest the

principal and income of the Trust Fund as directed by AMP in writing, which directions may be changed from time to time;

provided, however, that any such directions from AMP may not be changed on or after a Change of Control of AMP, as

defined in Article XVI hereof.  In the absence of direction,

the Trustee shall invest and reinvest the principal and

income of the Trust Fund as it shall determine in its sole

discretion subject to the overall objective of the Trust

Fund which is the preservation of capital.  In such event,

the Trustee shall keep the Trust Fund invested, without

distinction between principal and income, in any property,

whether real, personal or mixed, and wherever situated and

whether or not productive of income, including without

limitation capital, common and preferred stocks, and

personal, corporate and governmental or other obligations,

whether secured or unsecured, and including any collective

part interest therein; mortgages, leaseholds, fees and other interests in realty; oil, gas or mineral properties and

rights, royalties, payments or other interests in such

properties; contracts, choses in action, trust and

participation certificates or other evidences of ownership,

part ownership or part interest; all without being limited

or restricted to investments of a character authorized for

trustees or other fiduciaries under any present or future

laws and, except as otherwise required by Federal law

without regard to the proportion any such property may bear

to the entire amount of the Trust Fund.

          (b)  Specifically, but not by way of limitation,

the Trustee is authorized and empowered to invest all or any part of the Trust Fund in any common or collective trust

fund or pooled investment fund presently or hereafter

maintained by the Trustee as the same may be amended from

time to time; and the declaration of trust establishing such common or collective fund is hereby made a part hereof as if set forth at length herein, the assets of the fund invested

in said common or collective trusts shall be held and

administered by the Trustee strictly in accordance with the

terms of the instrument, and the combining of assets of the

Trust Fund with assets of other trusts in such common or

collective trust fund is specifically authorized hereby.

          (c)  The Trustee in its discretion may keep such

portion of the Trust Fund in cash or cash balances or hold

all or any portion of the Trust Fund in savings accounts,

certificates of deposit, and other types of time or demand

deposits with any financial institution or quasi-financial

institution, either domestic or foreign (including any such

institution operated or maintained by the Trustee in its

corporate capacity) as the Trustee may from time to time

determine to be in the best interests of the Trust Fund.

     5.3  If any portion of the Trust Fund is invested in a

life insurance policy on the life of the Participant, the

owner of the policy shall be the Trustee.

                         ARTICLE VI

         ADDITIONAL POWERS AND DUTIES OF THE TRUSTEE

     6.1  The Trustee shall have the following additional

powers and authority with respect to all property

constituting part of the Trust Fund:

     (a)  To sell, exchange, convey or transfer any such

property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof;

provided, however, that in no event may the Trustee invest

in securities (including stock or rights to acquire stock)

or obligations issued by AMP, other than a de minimis amount held in common investment vehicles in which the Trustee

invests.  No person dealing with the Trustee shall be bound

to see to the application of the purchase money or other

property delivered to the Trustee or to inquire into the

validity, expedience or propriety of any such sale or other

disposition.

     (b)  To participate in any plan of reorganization, con

solidation, merger, combination, liquidation or other

similar plan relating to any such property, and to consent

to or oppose any such plan or any action thereunder, or any

contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.

     (c)  To deposit any such property with any protective,

reorganization or similar committee; to delegate

discretionary power to any such committee; and to pay part

of the expenses and compensation of any such committee and

any assessments levied with respect to any property so

deposited.

     (d)  To exercise any conversion privilege or

subscription right available in connection with any such

property; to oppose or to consent to the reorganization,

consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale,

mortgage, pledge or lease of the property of any

corporation, company or association any of the securities of which may at any time be held in the Fund and to do any act

with reference thereto, including the exercise of options,

the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed

necessary or advisable in connection therewith, and to hold

and retain any securities or other property which it may so

acquire.

     (e)  To commence or defend suits or legal proceedings

and to represent the Trusts and the Trust Fund in all suits

or legal proceedings; to settle, compromise or submit to

arbitration any claims, debts or damages due or owing to or

from the Trust Fund; and to pay all reasonable expenses

arising from any such action from the Fee Trust if not paid

by AMP, or, to the extent that the Fee Trust is

insufficient, on a pro rata basis from the other Trusts.

     (f)  To exercise, personally or by general or limited

power of attorney, any right, including the right to vote,

appurtenant to any securities or other such property.

     (g)  If AMP consents, to borrow money from any lender

in such amounts and upon such terms and conditions as shall

be deemed advisable or proper to carry out the purposes of

the Trusts and to pledge any securities or other property

for the repayment of any such loan; provided, however, that

in the event that AMP contributes a letter of credit to the

Trust  Fund to be used as a source of funds, no further

authorization shall be needed from AMP for the Trustee to

draw funds against that letter of credit for the purpose of

making payments due under this Trust Agreement to the extent that the assets of a Trust or the Shortfall Trust are

insufficient to make the payment(s) due.

     (h)  To engage any legal counsel, including inside

counsel, reasonably satisfactory to AMP, or any other

suitable accounting, clerical or other agents,  reasonably

satisfactory to AMP, to consult with such counsel or agents

with respect to the construction of this Trust Agreement,

the duties of the Trustee hereunder, the transactions contem plated by this Trust Agreement or any act which the Trustee

proposes to take or omit, to rely upon the advice of such

counsel or agents, and to pay the reasonable fees, expenses

and compensation from the Fee Trust if not paid by AMP, or,

to the extent that the Fee Trust is insufficient, on a pro

rata basis from the other Trusts.

     (i)  To register any securities held by it in its own

name or in the name of any custodian of such property or of

its nominee, including the nominee of any system for the

central handling of securities, with or without the addition of words indicating that such securities are held in a

fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any secu

rities in bearer form; provided, that the books and records

of the Trustee shall show that all such investments are part of the Trust Fund.

     (j)  To make, execute and deliver, as the Trustee, any

and all deeds, leases, notes, bonds, guarantees, mortgages,

conveyances, contracts, waivers, releases or other

instruments in writing necessary or proper for the

accomplishment of any of the foregoing powers.

     (k)  To do all other acts although not specifically

mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of this

Trust Agreement.

                         ARTICLE VII

                   PAYMENTS BY THE TRUSTEE

     7.1  If a Participant or beneficiary does not receive a

payment(s) to which he believes he has become entitled under the Plan, he shall notify the Trustee in writing of such

entitlement.

     7.2  The Trustee shall make payments to a Participant

or beneficiary in accordance with written instructions given at the time of payment or in advance of such payment,

consistent with the terms of the Plan, to the Trustee from

the CEO as to the manner and timing of payments hereunder

and the Trustee shall have no responsibility to determine

the amount of such payments.  The instructions in effect on

the date of this Trust Agreement shall be attached hereto as

Exhibit D, as the same may be changed from time to time

prior to a Change of Control.  No Company may change such

instructions on or after notification or knowledge of a

Change of Control of AMP with respect to benefits accrued to date, as defined in Article XVI hereof.

     7.3  If the CEO has not provided instructions to the

Trustee, as set forth in Section 7.1 hereof, by the time a

payment is due, or payments are due to commence, under the

Plan, the Trustee shall determine, within 30 days of its

receipt of a notice from the Participant (or beneficiary),

whether the terms of the Plan dictate that the Participant

or beneficiary is entitled to a payment.  If the Trustee

determines that a payment is required, the Trustee shall

make the payment (or commence payments) to the Participant

or beneficiary within such 30 day period.  The Trustee shall provide AMP with written confirmation of the fact that it

determined a payment(s) is due and amount of such payment(s)

after it is made.  The Trustee's decision shall be final and binding and the Participant or beneficiary shall be notified of the decision in writing.  The notice shall include

specific reasons for the decision, including specific

references to the pertinent Plan provisions on which the

decision is based, and shall be written in a manner

calculated to be understood by the Participant or

beneficiary.  Nothing in this Trust Agreement shall be

deemed to limit the rights of a Participant (or beneficiary)

under any of the Plans, including the right to contest the

denial of benefit payment(s) and, following a Change of

Control, to have all reasonable legal fees and expenses

incurred in contesting a denial paid from the Fee Trust, or,

to the extent that the Fee Trust is insufficient, on a pro

rata basis from the other Trusts.

     7.4  The Trustee shall deduct from each payment any Fed

eral withholding taxes or charges which the Trustee is

required to deduct under applicable laws.

     7.5  The insufficiency of assets in a Trust Fund shall

not relieve AMP of its obligations or liabilities to make

benefit payments otherwise due to a Participant or

beneficiary under the terms of the Plans.

     7.6  If any portion of the Trust Fund has been invested

in a life insurance or annuity contract, the Trustee shall

be precluded from paying any benefits it has received

pursuant to that contract to AMP unless the Participant

and/or his beneficiary have received all benefit payments

due and payable under the terms of the Plan.

     7.7  AMP may make payment of benefits directly to

Participants or their beneficiaries as they become due under the terms of the Plans.  AMP shall notify the Trustee of its decision to make payment of benefits directly prior to the

time amounts are payable to Participants or their

beneficiaries.  In addition, if the principal of the Trust

Fund is not sufficient to make payments of benefits in

accordance with the terms of the Plans, the Trustee shall

use assets of the Shortfall Trust to make payments due but

if not sufficient, AMP shall make the balance of each such

payment as it falls due. The Trustee shall notify AMP where

principal and earnings of the Trust and the Shortfall Trust

are not sufficient.

                        ARTICLE VIII

              TAXES, EXPENSES AND COMPENSATION

     8.1  AMP shall from time to time pay taxes of any and

all kinds which are lawfully levied or assessed upon or

become payable in respect of the Trust Fund, the income or

any property forming a part thereof, or any security

transaction pertaining thereto.  To the extent that any

taxes lawfully levied or assessed upon the Trust Fund are

not paid by AMP, the Trustee shall pay such taxes out of the

Fee Trust, or, to the extent that the Fee Trust is

insufficient, on a pro rata basis from the Trusts.  The

Trustee shall at the expense and direction of AMP contest

the validity of such taxes in any manner deemed appropriate

by AMP or its counsel or AMP may itself contest the validity of any such taxes.

     8.2  Any other reasonable expenses incurred by the Trus

tee in the performance of its duties under this Trust

Agreement, including but not limited to reasonable legal

fees and consulting fees, shall be charged against and paid

from the Fee Trust to the extent that AMP does not pay such

expenses, or, to the extent that the Fee Trust is

insufficient, on a pro rata basis from the other Trusts.

     8.3  AMP shall pay the Trustee such reasonable

compensation for its services as may be agreed upon in

writing from time to time by AMP and the Trustee.  Such

compensation shall be paid directly by AMP.  In the event

such compensation is not paid by AMP or any Company, it

shall be charged against the Fee Trust, or, to the extent

that the Fee Trust is insufficient, on a pro rata basis from the other Trusts.

                         ARTICLE IX

                 ADMINISTRATION AND RECORDS

     9.1  The Trustee shall keep or cause to be kept

accurate and detailed accounts of any investments, receipts,

disbursements and other transactions hereunder, and all

accounts, books and records relating thereto shall be open

to inspection and audit at all reasonable times by any

person designated by a Company.  All such accounts, books

and records shall be preserved (in original form, or on

microfilm, magnetic tape or any other similar process) for

such period as the Trustee may determine, but in any event

at least 7 years.  Thereafter, the Trustee may destroy such

accounts, books and records unless AMP specifies otherwise

in writing prior to the end of such period, but will make a

good faith effort to first notify AMP in writing of its

intention to do so and transfer to AMP any of such accounts,

books and records requested.

     9.2  Within 60 days after the close of each calendar

year, and within 60 days after the removal or resignation of the Trustee or of the termination of the Trust Agreement,

the Trustee shall file with AMP (and provide a copy thereof

to the Participants, upon a written request) a written

accounting setting forth all investments, receipts,

disbursements and other transactions effected by it during

the preceding calendar year and, if applicable, during the

current calendar year to the date of such removal,

resignation or termination, including a description of all

investments and securities purchased and sold with the cost

or net proceeds of such purchases or sales and showing all

cash, securities and other property held at the end of such

calendar year or other period and the fair market value

thereof.

     9.3  Nothing contained in this Trust Agreement shall be

construed as depriving the Trustee or a Company of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the

Trustee's accounts or for instructions, the only necessary

party thereto in addition to the Trustee shall be AMP.

     9.4  In the event of the removal or resignation of the

Trustee, the Trustee shall deliver to the successor trustee

all records which shall be required by the successor trustee to enable it to carry out the provisions of this Trust

Agreement.

     9.5  In addition to any returns required of the Trustee

by law, such as income tax reporting, the Trustee shall

prepare and file such tax reports and other returns as the

Company and the Trustee may from time to time agree upon in

writing.

                          ARTICLE X

            REMOVAL OR RESIGNATION OF THE TRUSTEE

            AND DESIGNATION OF SUCCESSOR TRUSTEE

     10.1 AMP may remove the Trustee with or without cause,

upon at least 60 days' notice in writing to the Trustee;

provided, however, that following a Change of Control of

AMP, as defined in Article XVI hereof, the Trustee may be

removed only for cause.

     10.2 The Trustee may resign at any time upon at least

60 days' notice in writing to AMP.

     10.3 In the event of such removal or resignation, the

Trustee shall duly file with AMP a written accounting, at

least 60 days in advance, as provided in Section 9.2 hereof

for the period since the last previous annual accounting,

listing the investments of the Trust and any uninvested cash balance thereof, and setting forth all receipts,

disbursements, distributions and other transactions

respecting the Trust Fund not included in any previous

accounting, and if written objections to such accounting are not filed as provided in Section 9.2 hereof, the Trustee

shall to the maximum extent permitted by applicable law be

forever released and discharged from all liability and

accountability with respect to the propriety of its acts and transactions shown in such accounting.

     10.4 Within 60 days after any such notice of removal or

resignation of the Trustee, AMP shall designate a successor

trustee qualified to act here under, which shall in any

event be a major financial institution located in the United

States with assets of at least $5.0 billion.  In no event

may AMP, an affiliate of AMP or of any Participant serve as

the successor trustee.  Each such successor trustee, during

such period as it shall act as such, shall be bound by all

of the provisions hereof as well as any instructions

provided by the CEO or AMP pursuant to the provisions

hereof, shall have the powers and duties herein conferred

upon an individual trustee, and the word "Trustee" wherever

used herein, except where the context otherwise requires,

shall be deemed to include any successor trustee.

     10.5 Upon designation of a successor trustee and

delivery to the resigned or removed Trustee of written accep tance by the successor trustee of such designation, such

resigned or removed trustee shall promptly assign, transfer,

deliver and pay over to such successor trustee, in conform

ity with the requirements of applicable law, the funds and

properties in its control or possession then constituting

the Fund.   If, by the resignation or removal date, AMP has

not notified the Trustee in writing as to whom the assets

and cash are to be transferred and delivered, the Trustee

may bring an appropriate action or proceeding for leave to

deposit the assets and cash in a court of competent

jurisdiction. The Trustee shall be reimbursed by the Fee

Trust for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees

and disbursements if not paid directly by AMP or a Company

or, to the extent that the Fee Trust is insufficient, on a

pro rata basis from the other Trusts.

                         ARTICLE XI

               ENFORCEMENT OF TRUST AGREEMENT

     11.1 AMP shall have the right to enforce any provisions

of this Trust Agreement.  In any action or proceedings

affecting the Fund the only necessary parties shall be AMP

and the Trustee and, except as provided in Section 12.1

hereof or as otherwise required by applicable law, no other

person shall be entitled to any notice or service of proc

ess.  Any judgment entered in such an action or proceeding

shall be binding and conclusive on all persons having or

claiming to have any interest in the Fund.

                         ARTICLE XII

                         AMENDMENTS

     12.1 Subject to the provisions of Section 12.3 hereof,

AMP may, from time to time, amend or modify, in whole or in

part, any or all of the provisions of this Trust Agreement,

except to make it revocable or to increase the duties of the

Trustee without its written consent.  The Trustee and the

Participant under each Trust shall receive written notice of any such amendment including any amendment under Section

12.3 hereof.

     12.2 AMP and the Trustee shall execute such supplements

to, or amendments of, this Trust Agreement as shall be

necessary to give effect to any such amendment or

modification.

     12.3 Notwithstanding anything herein to the contrary,

to  the extent that the terms hereof are inconsistent with

the terms of any Plan, the latter shall control as if the

terms hereof had been amended  accordingly; and, further,

upon a Change of Control of AMP, as defined in Article XVI

hereof, each Company shall be precluded from amending (i)

this Agreement, (ii) any of the Plans with respect to any

benefit (including any form of benefit or benefit determina

tion) of the Participant that had accrued on or prior to the

Change of Control of AMP or is funded pursuant to the provis ions of Article XVI hereof but has not been completely dis

tributed to the Participants or beneficiaries, or (iii) any

of the Plans with respect to any benefit other than

described in clause (ii) above for a period of three (3)

years following the Change of Control of AMP, unless, in any such event, the Participant or beneficiary, as applicable,

consents, in writing, to such amendment.  Upon a Change of

Control of AMP, as defined in Article XVI hereof, this Sec

tion 12.3 shall be deemed to supersede any provision of any

such Plan which permits amendments of such Plan inconsistent with the terms hereof and this Section 12.3 shall constitute an amendment to such Plan.

                        ARTICLE XIII

                    TERMINATION OF TRUST

     13.1 Except as provided in Sections 4.2 or 16.2 hereof,

no part of the corpus or income of the Trust Fund shall be

paid to a Company or be used for any purpose other than for

the exclusive purpose of providing benefits to the

Participants or beneficiaries prior to the satisfaction of

all liabilities under the Plans; provided, however, that

nothing in this Article shall be deemed to limit or

otherwise prevent the payment from the Trust Fund of

expenses, taxes, and other charges as provided in Article

VIII hereof or the return of surplus as provided in this

Article.  The Trust Agreement may be prospectively

discontinued by written instrument of AMP at any time, but

each Trust may not be liquidated until the payment of all

amounts accrued for the Participant (or beneficiary) under

the terms of the Plans as of the date of such termination

whether or not then due or unless the Trust holds less than

$2500.  In no event shall the termination of the Trust

accelerate the payment of a Participant's benefit under a

Plan.

     13.2 Upon the liquidation of the Fund or any individual

Trust after all payments required by Section 13.1 have been

made to the Participant(s) (or beneficiary(ies)), any and

all funds remaining in the Trust shall be paid to AMP and

the Trustee shall promptly take such action as shall be

necessary to transfer such assets to the Company or to add

to the Shortfall Trust or Fee Trust, as directed by the CEO.

                         ARTICLE XIV

                       NON-ALIENATION

     14.1 Except to the extent otherwise required by law,

(i) no amount payable to or in respect of the Participant at any time under the Trust Fund and no interest that the

Participant has in the Trust Fund shall be subject in any

manner to alienation by anticipation, sale, transfer,

assignment, bankruptcy, pledge, attachment, charge or

encumbrance of any kind, and any attempt to so alienate,

sell, transfer, assign, pledge, attach, charge or otherwise

encumber any such amount, whether presently or thereafter

payable, shall be void; and (ii) the Trust Fund shall in no

manner be liable for or subject to the debts or liabilities

of the Participant.

     14.2 No provision of this Trust Agreement shall be

interpreted as conferring upon the Participant any rights in any Trust Fund established hereunder other than those of a

general creditor of AMP.

                         ARTICLE XV

                       COMMUNICATIONS

     15.1 Communications to the Company shall be addressed

to it at AMP Corporation, c/o Chief Executive Officer, P.O.

Box 3608, Harrisburg, PA 17105-3608, with a copy to the

General Counsel; provided, however, that upon the Company's

written request, such communications shall be sent to such

other address as the Company may specify.

     15.2 Communications to the Trustee shall be addressed

to it at 213 Market Street, Harrisburg, PA 17101; provided,

however, that upon the Trustee's written request, such com

munications shall be sent to such other address as the

Trustee may specify.

     15.3 No communication shall be binding on the Trustee

until it is received by the Trustee, and no communication

shall be binding on a Company until it is received by the

AMP.

     15.4 Any action of AMP or the CEO (or his authorized

representative) pursuant to this Trust Agreement, including

all orders, requests, directions, instructions, approvals

and objections of AMP to the Trustee, shall be in writing

signed on behalf of AMP by any duly authorized officer of

AMP or by the CEO or the CEO's delegate.  The Trustee may

rely on, and will be fully protected with respect to any

such action taken or omitted in good faith in reliance on,

any information, order, request, direction, instruction,

approval, objection and list delivered to the Trustee by AMP consistent with the terms of this Trust Agreement.

     15.5 AMP may designate individuals or committees to act

on its behalf for purposes of some or all of the provisions

of this Trust Agreement; provided, however, that no such

individuals or committee members may be Participants.  Such

individuals or committees and their respective authorities

and powers under this Agreement shall be designated by AMP

in writing to the Trustee.  Their authority shall continue

until revoked in writing by AMP and received by the

Trustee.  The Trustee shall incur no liability for failure

to act on such individuals' or committees' instructions

without written designation from AMP.



                         ARTICLE XVI

                      CHANGE OF CONTROL

     16.1 Upon a Change of Control of AMP, the CEO or his

authorized representative, shall notify the Trustee and

shall immediately cause to be remitted to the Trustee as a

contribution to the applicable Trust Fund established or to

be established hereunder for the benefit of each Participant in the Plans the amount, if any, accrued for the Participant

(including any interest or earnings due on such accrual) for the current year or for any prior year to the extent not

theretofore already contributed as well as an amount to the

Fee Trust estimated to be sufficient to pay all fees and

expenses that may thereafter become due; provided, however,

that in the CEO's sole discretion all or a portion of the

amounts due to be contributed to the Trust Fund may be

represented by a standby, irrevocable letter of credit

against which the Trustee may draw sufficient funds in order that, with the amounts contributed in cash or other

property, the Trustee will be able to make the payment(s)

due. Such contribution shall also include any life insurance policy(ies) purchased by a Company to be used in assisting

AMP to provide benefits under any of the Plans and AMP shall cause the ownership of such policy(ies) to be transferred to the Trustee in its capacity as trustee under this Trust

Agreement as well as an amount sufficient such that at any

time thereafter, each Trust will have sufficient funds, on a current basis, to provide the benefit due, or which may

become due based on the facts then extant, to the

Participant (or his designated beneficiary) under the Plan

in any of the benefit forms permitted under the Plan.  The

CEO shall be obligated to continue to cause additional

contributions (or increases to the amount that may be drawn

against the letter of credit) to be made as may be necessary from time to time to insure that at all times each

applicable Trust contains sufficient funds, on a current

basis, to provide the entire benefit due to the Participant

(or his designated beneficiary) under the Plan.  The Trustee shall be under no duty to determine the sufficiency, or to

enforce the making, of such contributions.

     16.2 In the event that the CEO determines that, for

purposes of this Trust Agreement, a Change of Control of AMP is imminent, the CEO shall notify the Trustee and shall

cause AMP to make the payments to the Trustee specified in

Section 16.1.  If a Change of Control of AMP shall not have

occurred within ninety (90) days of the contributions made

pursuant to this Section 16.2 and AMP's Board of Directors

adopts a resolution to the effect that, for purposes of this

Trust Agreement, a Change of Control of AMP is not imminent,

any amounts added to an applicable Trust pursuant to this

Section 16.2, together with any earnings thereon, shall be

paid by the Trustee to AMP.

     16.3 A "Change of Control of AMP" shall mean:

(a)  any Person (as defined below) is or becomes the

beneficial owner (as defined in Rule 13d-3 under the

Securities Exchange Act of 1934, as amended (the "Exchange

Act")), directly or indirectly, of securities of  AMP (not

including in the securities beneficially owned by such

Person any securities acquired directly from AMP or its

affiliates) representing 30% or more of either the then

outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding

securities; or

          (b)  the following individuals cease for any

reason to constitute a majority of the number of directors

then serving: individuals who, on the date hereof,

constitute the Board and any new director (other than a

director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the

election of directors of AMP) whose appointment or election

by the Board or nomination for election by AMP's

stockholders was approved by a vote of at least two-thirds

(2/3) of the directors then still in office who either were

directors on the date hereof or whose appointment, election

or nomination for election was previously so approved; or

          (c)  there is consummated a merger or

consolidation of AMP with any other corporation or the

issuance of voting securities of AMP in connection with a

merger or consolidation of AMP (or any direct or indirect

subsidiary of AMP) pursuant to applicable stock exchange

requirements, other than (A) a merger or consolidation that

would result in the voting securities of AMP outstanding

immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being

converted into voting securities of the surviving entity or

any parent thereof) at least 50% of the combined voting

power of the voting securities of AMP, or such surviving

entity or any parent thereof, outstanding immediately after

such merger or consolidation, or (B) a merger or

consolidation effected to implement a recapitalization of

AMP (or similar transaction) in which no Person is or

becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of

AMP (not including in the securities beneficially owned by

such Person any securities acquired directly from AMP or its affiliates)representing 30% or more of either the then

outstanding shares of common stock of AMP or the combined

voting power of AMP's then outstanding securities; or

          (d)  the stockholders of AMP approve a plan of

complete liquidation or dissolution of AMP or there is

consummated an agreement for the sale or disposition by AMP

of all or substantially all of AMP's assets, other than a

sale or disposition by AMP of all or substantially all of

AMP's assets to an entity, at least 70% of the combined

voting power of the voting securities of which are owned by

Persons in substantially the same proportions as their

ownership of AMP immediately prior to such sale.

          (e)  Person - For the purpose of this Agreement,

"Person" shall have the meaning given in Section 3(a)(9) of

the Exchange Act, as modified and used in Sections 13(d) and

14(d) thereof, except that such term shall not include:

          (i)  AMP or any of its subsidiaries;

          (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of AMP or any of

its subsidiaries;

          (iii)     an underwriter temporarily holding

securities pursuant to an offering of such securities; or

          (iv) a corporation owned, directly or indirectly,

by the stockholders of AMP in substantially the same

proportions as their ownership of stock of AMP.

                        ARTICLE XVII

                  MISCELLANEOUS PROVISIONS

     17.1 This Trust Agreement shall be governed by and con

strued in accordance with the laws of the Commonwealth of

Pennsylvania applicable to contracts made and to be

performed therein, exclusive of any conflict of laws

provision.  It shall be binding upon and inure to the

benefit of each Company and the Trustee and their respective successors and assigns.

     17.2 All titles and Article headings herein have been

inserted for convenience of reference only and shall in no

way modify, restrict or affect the meaning or interpretation of any of the terms or provisions of this Trust Agreement.

     17.3 This Trust Agreement is intended as a complete and

exclusive statement of the agreement of the parties hereto,

and supersedes all previous agreements or understandings

among them.

     17.4 The term "Trustee" shall include any successor

trustee.  If a Trustee or custodian hereunder is a bank or

trust company, any corporation resulting from any merger,

consolidation or conversion to which such bank or trust

company may be a party, or any corporation otherwise

succeeding generally to all or substantially all of the

assets or business of such bank or trust company, shall be

the successor to it as Trustee hereunder without the

execution of any instrument or any further action on the

part of any party hereto or the Participant hereunder;

provided, however, that, except as provided in the preceding clause, any successor to the original Trustee must be a

Replacement Trustee.

     17.5 If any provision of this Trust Agreement shall be

invalid and unenforceable, the remaining provisions hereof

shall continue to be effective.

     17.6 Any reference hereunder to the Participant shall

expressly be deemed to include, where relevant, a

beneficiary of such Participant duly designated under the

terms of the Plans.  The Participant shall cease to have

such status once any and all amounts due him under the Plans have been satisfied.

     17.7 Whenever used herein, and to the extent

appropriate, the masculine, feminine or neuter gender shall

include the other two genders, the singular shall include

the plural and the plural shall include the singular.

     17.8 This Trust Agreement may be executed in any number

of counterparts, each of which shall be deemed to be the

original, and said counterparts shall constitute but one and the same instrument.

     17.9 Benefits payable to Plan participants and their

beneficiaries under this Trust Agreement may not be

anticipated, assigned (either at law or in equity),

alienated, pledged, encumbered or subjected to attachment,

garnishment, levy, execution or other legal or equitable

process.

                        ARTICLE XVIII

                         DEFINITIONS

     18.1 "AMP" shall mean AMP Incorporated, a corporation

organized and existing under the laws of the Commonwealth of

Pennsylvania.

     18.2 "Board" shall mean AMP's Board of Directors.

     18.3 "CEO" shall mean the Chief Executive Officer of

AMP.

     18.4 "Code" shall mean the Internal Revenue Code of

1986, as amended.

     18.5 "Company" shall mean AMP together with its each

direct and indirect affiliated company that shall adopt

the Trust Agreement with the permission of the Board.

     18.6 "ERISA" shall mean the Employee Retirement Income

Security Act of 1974, as amended.

     18.7 "Fee Trust" shall mean a separate Trust to provide

a source for payment of any fees, including legal fees,

incurred by the Trustee in the administration of the Trusts

or by participants in enforcing their rights under the Trust

Agreement.

     18.8 "Insolvent" shall mean (i) the inability of AMP to

pay its debts when they mature or (ii) AMP is subject as a

debtor to a pending proceeding under the Federal Bankruptcy

Code.

     18.9 "Participant" shall mean each participant in the

Plans designated by the Company and listed on Exhibit B

hereto or added hereafter by the CEO.

     18.10     "Plans" shall mean certain employment,

retirement and welfare benefit agreements and plans adopted

by AMP and listed on Exhibit A attached hereto as of the

date hereof or, thereafter, added as designated by the CEO.

     18.11     "Shortfall Trust" shall mean a separate Trust

to provide a source of payment of any benefits under a Plan

to the extent that the assets of an individual Trust

established for a Participant are insufficient to provide

all benefits due.

     18.12     "Trust" shall mean each separate irrevocable

trust fund created by AMP and the Trustee under the Trust

Agreement with respect to designated participants in the

Plans.

     18.13     "Trust Agreement" shall mean the master trust

agreement with the Trustee, originally effective as of April

1, 1997, adopted for the purpose of providing a funding

source for the Plans.

     18.14     "Trustee" shall mean Dauphin Deposit Bank and

Trust Company, a banking association organized and existing

under the laws of the Commonwealth of Pennsylvania, and any

successor thereto.

     18.15     "Trust Fund" shall mean collectively all

money and other property, all investments and reinvestment

made therewith or proceeds thereof and all earnings and

profits (less losses) thereon, less all payments and charges as authorized herein, for each of the Trusts.

          IN WITNESS WHEREOF, this Trust Agreement has been

duly executed by the parties hereto as of the day and year first above written.

                                       AMP INCORPORATED



    /s/   D. F. Henschel             By:  /s/   W. J. Hudson
----------------------------              ---------------------
Secretary (Seal)


Attest:                                DAUPHIN DEPOSIT BANK AND TRUST COMPANY

                                               (as Trustee)

   /s/   Bernard V. Kelly, Jr.       By:   /s/   Rob F. Becker
------------------------------             ----------------------
Asst. Secretary (Seal)                         Vice President



                          EXHIBIT A

                 LIST OF PARTICIPATING PLANS


Plan Name                                                               Tab
---------                                                               ---

AMP Incorporated Pension Restoration Plan, originally effective           1
January 1, 1983, amended and restated effective January 1,
1995

AMP Incorporated Supplemental Executive Pension Plan, effective           2
January 1, 1997

AMP Incorporated Deferred Compensation Plan, effective January            3
1, 1995; The Whitaker Corporation Deferred Compensation
Plan, effective January 1, 1995

AMP Incorporated Split-Dollar Life Insurance Agreements                   4

AMP Incorporated Retirement Plan for Outside Directors                    5

AMP Incorporated Deferred Stock Accumulation Plan for                     6
Outside Directors

AMP Incorporated Deferred Compensation Plan for                           7
Non-Employee Directors

Executive Severance Agreements                                            8


                                    EXHIBIT B


FOR A LISTING OF COVERED PARTICIPANTS, SEE EXHIBITS B, D, F, H, I, J, K, AND L

THAT ARE ATTACHED TO THE TRUSTEE LETTER OF INSTRUCTION, EXHIBIT D HERETO.


                                    EXHIBIT C

Copies                   of the Plans: these Plans either are filed as other
                         Item 601(b)(10) Material Contracts under Regulation S-K or are otherwise available upon request by contacting the Corporate Secretary of AMP Incorporated


                                    EXHIBIT D

May 2, 1997

Certified Mail
Return Receipt Requested


Ms. Robin Becker
Assistant Vice President
Employee Benefits
Dauphin Deposit Bank and Trust Company
213 Market Street
Harrisburg, PA  17101

Dear Ms. Becker:

     Section 3.2 of the AMP Incorporated Supplemental Benefit Trust Agreement (the "Agreement") between AMP Incorporated ("AMP") and Dauphin Deposit Bank and Trust Company ("Dauphin Deposit") provides that the amount, form and timing of' benefits and other payments to the Participants (or their beneficiaries) under certain employment, retirement and welfare benefit plans and other agreements maintained, or entered into, by AMP (the "Plans") for whom individual trusts have been established are to be governed by the terms of the applicable Plans (for which the trusts are designed to serve as the funding vehicles) in which those individuals are or were Participants. A list of the applicable Plans is attached hereto as Exhibit A. Further, Section 3.4 of the Agreement provides that Dauphin Deposit shall draw upon any letter of credit contributed to the Trust Fund under the Agreement if funds are needed to pay benefits to a Participant (or beneficiary) and there are insufficient assets in the Trust created to pay the Participant's benefit and in the Shortfall Trust to make the payment(s) due.

     Section 7.2 of the Agreement provides that Dauphin Deposit, in its capacity as the trustee of the individual trusts, is required to make payments, or provide benefits, to the Participants (or their beneficiaries) in accordance with a letter of instructions to be furnished by AMP. The purpose of this letter is to serve as the appropriate instructions and, specifically, to provide Dauphin Deposit with (a) lists of the Participants in each of the applicable Plans for whom individual trusts have been established (including, where appropriate, the forms of the benefit payments to which the individuals are entitled), (b) summaries of the operative provisions of each of the applicable Plans relating to the timing of benefit payments, (c) the procedures to be followed by Dauphin Deposit in making payments from the individual trusts and
(d) where appropriate, the names and addresses of the individuals to be contacted by Dauphin Deposit to ascertain the amount of the benefit to be distributed or payments to be made to the Participants.

     Please note that, pursuant to Section 7.7 of the Agreement and prior to a Change of Control, AMP may make payment of benefits directly to participants or their beneficiaries as they become due under the terms of the Plans if AMP has determined to do so. Therefore, AMP will be entitled to reimbursement from the trusts in the amount paid to the Participants, and you are authorized to pay AMP appropriate amounts upon presentation of a certification as to the sums paid to each Participant. However, in the event that any Participant or beneficiary does not receive amounts from AMP to which he or she claims entitlement under the Plans within 60 days of when such payment is otherwise due, such Participant and you are expressly authorized to follow the procedures outlined in this letter.

1.   AMP Incorporated Pension Restoration Plan.

     (a) Participants. A list of the Participants in this Plan for whom individual trusts have been established (and the forms of their respective benefit payments) is attached hereto as Exhibit B.

     (b) Timing of Distribution. The Plan provides that a Participant's benefit shall ordinarily commence concurrently with the commencement of benefits under the AMP Incorporated Pension Plan (the "Pension Plan") on the Participant's retirement date without the necessity of filing an application under the Plan for such benefits. A copy of the relevant provisions of the Pension Plan are attached as Exhibit C. The Pension Plan provides that a Participant's benefit payments generally commence on the first day of the month following the receipt of a completed application by a Participant who is then eligible to receive a benefit.

     (c) Form of Distribution. Plan benefits will be paid in the form that is elected under the Pension Plan, and the Participant's designations as to joint annuitants and beneficiaries made under the Pension Plan will apply under the Plan. The normal form of benefit under the Pension Plan for a single participant is a single life annuity and for a married participant is a 50% joint and survivor annuity. The optional forms of benefit available under the Pension Plan are: (a) 100% joint and survivor annuity,
     (b) 75% joint and survivor annuity, (c) 50% joint and survivor annuity, (d) 25% joint and survivor annuity, (e) 5-year period certain annuity, (f) 10-year period certain annuity, (g) 15-year period certain annuity, or (h) Social Security adjustment annuity, under which payments shall be adjusted so that payments prior to Social Security entitlement will approximately equal the combined Plan and Social Security payments after Social Security entitlement. As an alternative to the forms of benefit available under the Pension Plan, a Participant may elect to receive benefits under the Plan in the form of a single lump sum distribution, which election must be made at least three months prior to and in the calendar year prior to the Participant's Retirement Date.

     (d) Death Benefits. If a married Participant dies before retirement, his spouse will receive a survivor annuity benefit calculated in accordance with the terms of the Pension Plan. The Plan does not provide a survivor benefit for single participants. If a Participant dies after retirement, his spouse will receive survivor benefits only if the Participant had elected to receive his Plan benefit in the form of a joint and survivor annuity or period certain annuity, and such form of payment, by its terms, calls for continuing benefit payments after the Participant's death.

     (e) Change of Control. Upon a Change of Control of AMP, as defined below, all Participants shall be fully vested in the benefit due under the Plan and AMP shall make, or cause to be made, any additional contributions of funds as are required so that the amount of funds shall equal at least the total present value of the Participants' benefits under the Plan as of the first day of the month immediately preceding the Change of Control. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of his termination of employment by reason of the circumstances described above and (ii) a written request for payment of the benefit. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 7 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's retirement or termination of service by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's termination of service or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (f) Contact. Dauphin Deposit is instructed to contact the Corporate Secretary at AMP Incorporated, P.O. Box 3608, Mailstop 176-48, Harrisburg, PA 17105-3608, (717) 592-4205, to determine the amount payable.

2.   AMP Incorporated Supplemental Executive Pension Plan.

     (a) Participants. A list of the Participants in this Plan for whom individual trusts have been established (and the forms of their respective benefit payments) is attached hereto as Exhibit D.

     (b) Timing of Distribution. The Plan provides that a Participant's benefit shall ordinarily commence concurrently with the commencement of benefits under the AMP Incorporated Pension Plan (the "Pension Plan") on the Participant's retirement date without the necessity of filing an application under the Plan for such benefits. A copy of the relevant provisions of the Pension Plan are attached as Exhibit E. The Pension Plan provides that a Participant's benefit payments generally commence on the first day of the month following the receipt of a completed application by a Participant who is then eligible to receive a benefit.

     (c) Form of Distribution. Plan benefits will be paid in the form that is elected under the Pension Plan, and the Participant's designations as to joint annuitants and beneficiaries made under the Pension Plan will apply under the Plan. The normal form of benefit under the Pension Plan for a single participant is a single life annuity and for a married participant is a 50% joint and survivor annuity. The optional forms of benefit available under the Pension Plan are: (a) 100% joint and survivor annuity,
     (b) 75% joint and survivor annuity, (c) 50% joint and survivor annuity, (d) 25% joint and survivor annuity, (e) 5-year period certain annuity, (f) 10-year period certain annuity, (g) 15-year period certain annuity, or (h) Social Security adjustment annuity, under which payments shall be adjusted so that payments prior to Social Security entitlement will approximately equal the combined Plan and Social Security payments after Social Security entitlement. As an alternative to the forms of benefit available under the Pension Plan, a Participant may elect to receive benefits under the Plan in the form of a single lump sum distribution, which election must be made at least three months prior to and in the calendar year prior to the Participant's Retirement Date.

     (d) Death Benefits. If a married Participant dies before retirement, his spouse will receive a survivor annuity benefit calculated in accordance with the terms of the Pension Plan. The Plan does not provide a survivor benefit for single participants. If a Participant dies after retirement, his spouse will receive survivor benefits only if the Participant had elected to receive his Plan benefit in the form of a joint and survivor annuity or period certain annuity, and such form of payment, by its terms, calls for continuing benefit payments after the Participant's death.

     (e) Change of Control. Upon a Change of Control of AMP, as defined below, all Participants shall be fully vested in the benefit due under the Plan and AMP shall make, or cause to be made, any additional contributions of funds as are required so that the amount of funds shall equal at least the total present value of the Participants' benefits under the Plan as of the first day of the month immediately preceding the Change of Control. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of his termination of employment by reason of the circumstances described above and (ii) a written request for payment of the benefit. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 7 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's retirement or termination of service by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's termination of service or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (f) Contact. Dauphin Deposit is instructed to contact the Corporate Secretary at AMP Incorporated, P.O. Box 3608, Mailstop 176-48, Harrisburg, PA 17105-3608, (717) 592-4205, to determine the amount payable.

3. AMP Incorporated Deferred Compensation Plan and The Whitaker Corporation Deferred Corporation Deferred Compensation Plan.

     (a) Participants. A list of the Participants in these Plans for whom individual trusts have been established (and the forms of their respective benefit payments) is attached hereto as Exhibit F.

     (b) Timing of Distribution. A Participant's benefit shall commence within 60 days following receipt of written notice by a Plan's administrative committee (the "Committee") that the Participant has retired, died, or become disabled. Upon termination of employment for reasons other than retirement, disability or death, payments will begin twelve months after the termination date. In the event that the Plan's committee, under written request by the Participant, determines that the Participant has suffered an unforeseeable financial emergency, the Participant shall receive, as soon as practicable following the determination, a lump sum distribution of the amount needed to meet the emergency. In addition, an active Participant may elect at any time a lump sum hardship distribution of his entire account balance (subject to certain penalties that would apply) upon written request to the Committee, which shall be paid within 45 days following receipt of the notice by the Committee.

     (c) Form of Distribution. The benefits will be paid (as elected by the Participant) in either (a) annual payments of a fixed amount over a period of up to ten years, or (b) a lump sum. With regard to benefits paid on account of disability or death, the Committee, in its sole discretion, may direct that benefits be paid in a lump sum regardless of the form elected.

     (d) Death and Disability Benefits. Upon the death or disability of the Participant, the balance of the Participant's vested account shall be paid to the Participant's beneficiary or the disabled Participant

     (e) Change of Control. Upon a Change of Control of AMP, as defined below, AMP shall make, or cause to be made, any additional contributions of funds as are required so that the amount of funds shall equal at least the total value of the Participants' accounts under each Plan as of the first day of the month immediately preceding the Change of Control. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of his termination of employment by reason of the circumstances described above and (ii) a written request for payment of the benefit. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 7 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's termination of service by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's termination of service or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (f) Contact. Dauphin Deposit is instructed to contact Garry Warren at The Todd Organization, located at 313 6th Avenue, Suite 500, Pittsburgh, PA, 15222, (412) 281- 5472, to determine the amount payable in accordance with its engagement letter, a copy of which is attached as Exhibit G. In addition, Garry Warren is instructed to submit its bill for services directly to Dauphin Deposit.

4.   AMP Incorporated Split-Dollar Life Insurance Agreements.

     (a) Participants. A list of the Participants who have AMP Incorporated Split-Dollar Life Insurance Agreements ("Agreements") and for whom individual trusts have been established is attached hereto as Exhibit H.

     (b) Timing of Distribution. Upon the death of a Participant, the Participant's beneficiary shall receive the death benefit portion under the Plan.

     (c) Form of Distribution. The benefits will be paid in the form of a lump sum.

     (d) Change of Control. Upon a Change of Control of AMP, as defined below, AMP shall contribute to the individual trusts an amount sufficient to pay all insurance policy premiums that will become due under the Agreements until the later of (i) the policy anniversary date next following the Employee's 65th birthday, or (ii) the expiration of 15 policy years from the date of the Agreement, unless the parties mutually consent to continue the Agreement further at that time. Upon the death of a Participant covered by an Agreement during this time period, the Participant's beneficiary shall receive the death benefit in a lump sum in accordance with the terms of the Agreement and AMP shall receive the remaining death benefit.

     (e) Contact. Dauphin Deposit is instructed to contact Garry Warren at The Todd Organization, located at 313 6th Avenue, Suite 500, Pittsburgh, PA, 15222, (412) 281- 5472, to determine the amount payable in accordance with its engagement letter, a copy of which is attached as Exhibit G. In addition, Garry Warren is instructed to submit its bill for services directly to Dauphin Deposit.

5.   AMP Incorporated Retirement Plan for Outside Directors.

     (a) Participants. A list of the Participants in this Plan for whom individual trusts have been established (and the forms of their respective benefit payments) is attached hereto as Exhibit I.

     (b) Timing of Distribution. Benefits payments shall commence on the first day of the month following the first full month after the Participant (i) retires with five or more years of service at or after the end of the calendar year in which he attains age 72, or (ii) becomes disabled, as defined in the Plan, with five or more years of service. A Participant who terminates service for a reason other than disability between ages 65 and 72 and is credited with at least 10 years of service may be eligible for reduced early retirement benefits at the discretion of the Board of Directors.

     (c) Form of Distribution. Benefits generally will be paid in quarterly installments. After the first payment is made as described in Paragraph
     (b), quarterly installments shall be made on each subsequent January 1, April 1, July 1 and October 1, until the Participant's death. At the sole discretion of the Board of Directors, a Participant may be given the option to receive his benefits in the form of a lump sum.

     (d) Death Benefits. There are no death benefits under the Plan.

     (e) Change of Control. Upon a Change of Control of AMP, as defined below, all active Participants will become fully vested and benefits shall be payable on the date a Participant ceases service to AMP. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of his termination of Board service and (ii) a written request for payment of the benefit. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 7 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's termination of Board service by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's termination of Board service or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (f) Contact. Dauphin Deposit is instructed to contact the Corporate Secretary at AMP Incorporated, P.O. Box 3608, Mailstop 176-48, Harrisburg, PA 17105-3608, (717) 592-4205, to determine the amount payable.

6.   AMP Incorporated Deferred Stock Accumulation Plan for Outside Directors.

     (a) Participants. A list of the Participants in this Plan for whom individual trusts have been established (and the forms of their respective benefit payments) is attached hereto as Exhibit J.

     (b) Timing and Form of Distribution. Benefits shall be payable (or begin to be paid) in cash to a Participant within thirty days of his termination of Board service. Benefits shall be paid either in a single lump sum or in up to ten annual installments, as elected by the Participant in writing upon becoming a Plan Participant or as subsequently changed (if prior to a year and a day before termination of Board service). If the ten annual installment form of benefit is elected, subsequent payments shall be made in each succeeding January until completed.

     (c) Death Benefits. If a Participant dies before receiving his or her entire account under the Plan, any balance remaining shall be paid in a lump sum as soon as practicable to the Participant's designated beneficiary, or if no beneficiary is designated, then the Participant's estate.

     (d) Change of Control. Upon a Change of Control of AMP, as defined below, followed by a Participant's cessation of service to AMP, the entire balance of the Participant's Deferred Stock Accumulation Account shall be immediately due and payable to the Participant in a single lump sum. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of his termination of Board service and (ii) a written request for payment of the benefit. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 7 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's termination of Board service by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's termination of Board service or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (e) Contact. Dauphin Deposit is instructed to contact the Corporate Secretary at AMP Incorporated, P.O. Box 3608, Mailstop 176-48, Harrisburg, PA 17105-3608, (717) 592-4205, to determine the amount payable.

7.   AMP Incorporated Deferred Compensation Plan for Non-Employee Directors.

     (a) Participants. A list of the Participants in this Plan for whom individual trusts have been established (and the forms of their respective benefit payments) is attached hereto as Exhibit K.

     (b) Timing and Form of Distribution. Benefits shall be payable (or begin to be paid) to a Participant in the deferral year elected by the Participant, which shall in no event be later than the year in which the Participant attains age 73. Benefits shall become payable within 30 days following the first business day of the payment year, and shall be paid either in a single lump sum or in up to ten annual installments, as elected by the Participant in writing with regard to each year's deferral amount. If the annual installment form of benefit is elected, subsequent payments shall be made within 30 days following the first business day of each successive year until completed.

     (c) Death Benefits. If a Participant dies before receiving his or her entire account under the Plan, any balance remaining shall be paid in a lump sum as soon as practicable to the Participant's designated beneficiary, or if no beneficiary is designated, then the Participant's estate.

     (d) Change of Control. Upon a Change of Control of AMP, as defined below, followed by a Participant's cessation of service to AMP, the entire balance of the Participant's account under the Plan shall be immediately due and payable to the Participant in a single lump sum. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of his termination of Board service and (ii) a written request for payment of the benefit. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 7 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's termination of Board service by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's termination of Board service or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (e) Contact. Dauphin Deposit is instructed to contact the Corporate Secretary at AMP Incorporated, P.O. Box 3608, Mailstop 176-48, Harrisburg, PA 17105-3608, (717) 592-4205, to determine the amount payable.

8.   Executive Severance Agreements.

     (a) Participants. A list of the Participants with Agreement for whom individual trusts have been established is attached hereto as Exhibit L.

     (b) Timing and Form of Distributions Upon Change of Control.

               (i) Severance Payments. Severance payments shall be payable in a lump sum in the event that any time within two years after a Change of Control of AMP, as defined below, the Participant's employment with AMP is terminated for any reason, other than death, disability, for "Cause," as determined by a three-quarters vote of the Board of Directors in accordance with the terms of the Executive Severance Agreement, or as terminated by the Participant for "Good Reason," as defined under the Executive Severance Agreement.

               (ii) Other Compensation Payable upon Change of Control. Upon a Change of Control of AMP, all outstanding Stock Bonus Units awarded to the Participant under the Bonus Plan, the 1993 Long- Term Equity Incentive Plan, or any successor plan thereto with respect to which a Stock and Supplemental Cash Bonus has not been previously computed and distributed to the Participant, including any 1993 Plan awards granted to the Participant subsequent to the date of any Change of Control of AMP that is prior to the Participant's termination, will be computed and distributed to the Participant in cash. In addition, the Participant shall receive benefits under the 1993 Plan or any successor plan thereto in the appropriate number of shares of common stock of AMP or an amount in cash equal to the fair market value of such shares. All unvested restricted shares, if any, granted to the Participant under the Restricted Stock Agreement with AMP shall be paid in cash in equal installments on the date designated in the Agreement for the vesting of restricted shares granted thereunder.

               (iii) Other Compensation Payable upon Change of Control and Termination of Employment. In the event of a Change of Control of AMP followed by a termination of employment (for any reason, other than death, disability, for "Cause," as determined by a three-quarters vote of the Board of Directors in accordance with the terms of the Executive Severance Agreement, or as terminated by the Participant for "Good Reason," as defined under the Executive Severance Agreement) within two years of the Change of Control of AMP, an additional pension benefit (in addition to that under the pension payable under the Pension Plan and the Pension Restoration Plan in effect immediately prior to the change in control) shall by payable to the Participant in accordance with the form and timing provisions of Pension Plan and the Pension Restoration Plan, including the election, at the time of the Participant's retirement date, of a joint annuity option.

               (iv) Benefits Payable upon Pending Change of Control. The lump sum benefits described in Subparagraph (i) will be paid during a "Pending Change of Control," as defined in the Severance Agreement, if the Participant's employment (A) is terminated by AMP for any reason, other than death, disability or Cause, or (B) is terminated by the Participant for Good Reason, and either (A) a Change of Control of AMP occurs within one year of the last event constituting a Pending Change of Control, or (B) the Participant reasonably demonstrates that his or her termination of employment either occurred at the request of a third party whose actions gave rise to the Pending Change of Control or otherwise occurred in connection with or in anticipation of a Change of Control of AMP. In addition, under the circumstances described in this Subparagraph (iv), the Participant will receive the additional compensation and benefits described in Subparagraphs (ii) and (iii) above, except that with respect to the supplemental pension benefits paid under Subparagraph (iii), the Participant shall not be required to terminate employment in accordance with the requirements described in Subparagraph (iii) in order to receive benefits. In addition, upon a Pending Change of Control, AMP shall contribute to the trusts an amount that is sufficient to pay scheduled annual premiums for the period extending until the later of the policy anniversary date following the Participant's 65th birthday or the 15th anniversary of the policy. If the Change of Control of AMP does not occur within the twelve-month period following the most recent Pending Change of Control, Dauphin Deposit, upon written request of AMP, shall return to AMP the assets contributed on account of such Pending Change of Control.

     (d) Payment of Benefits. If a Participant believes he is entitled to a benefit payment and has not received it directly from AMP, he must submit to Dauphin Deposit (i) written notification of the basis on which the Participant believes he is eligible for benefits and (ii) a written request for payment of the benefits. This documentation must be submitted directly to the representative of Dauphin Deposit designated from time to time (the "Dauphin Representative"). Within 10 days of its receipt of the required documentation from the Participant, Dauphin Deposit shall verify the Participant's eligibility for benefits by sending a request for verification to the Corporate Secretary at AMP (or his successor). The request for verification must be sent by registered mail and must include a request for a written response within 7 days of receipt. When Dauphin Deposit receives a written verification of the Participant's eligibility for benefits or if no such verification is received, Dauphin Deposit is authorized and directed to make benefit payments on behalf of AMP without further demand being made to AMP by the Participant.

     (e) Contact. Dauphin Deposit is instructed to contact the Corporate Secretary at AMP Incorporated, P.O. Box 3608, Mailstop 176-48, Harrisburg, PA 17105-3608, (717) 592-4205, to determine the amount payable.

9.   Claims Procedure.

     All claims for benefits shall be resolved in accordance with Section 503 of the Employee Retirement Income Security Act of 1974, as amended; provided, however, that if any claim is not resolved to the satisfaction of any Participant (or his beneficiary), nothing contained herein or the Agreement shall prevent a Participant (or his beneficiary) from having the dispute with AMP resolved by a court of competent jurisdiction.

10.  Consultants.

     Dauphin Deposit is hereby authorized and directed to engage the consultant listed herein who has agreed to provide the determinations (and other services) required herein pursuant to their individual engagement letters which are attached hereto. As is provided in the appropriate sections of this letter, all fee requests submitted on behalf of the consultant described above shall be paid from the separate account that has been established specifically for the purpose of satisfying those claims for fees. Notwithstanding the foregoing, if any consultant or accountant is unable or unwilling to perform the duties required hereunder, Dauphin Deposit is hereby authorized and directed, in its sole discretion, to engage other comparable consultants or accountants and to pay their reasonable fees from the separate account.

11.  Withholding of Taxes.

     Dauphin Deposit is hereby authorized and directed to withhold all federal taxes in accordance with IRS Form 2678 or any successor form, a copy of which is attached hereto as Exhibit M, from the payments made to the Participants under the Plans.

12.  Due Authorization and No Modification.

     Attached hereto as Exhibit N is a Secretary's Certificate evidencing the due adoption of resolutions by the Board of Directors of AMP authorizing me to take whatever action I deem appropriate to implement the Plans, which I have accomplished by this letter. Please note that these instructions may not be superseded or modified in any way after a Change of Control of AMP, as defined below, in any way unless each Participant who might be affected by any change agrees to the modifications in writing.

13.  Change of Control.

     "Change of Control of AMP" shall be defined in accordance with Section 16.3 of the Agreement.

     If you have any questions or comments regarding the information or instructions set forth in this letter, please contact either Robert Lichtenstein of Morgan, Lewis & Bockius at 215-963-5726 or Harris Booker at AMP at 717-592-3044.

                                   Sincerely,

                                   /s/  W. J. Hudson

                                  W. J. Hudson
                                   President and Chief
                                   Executive Officer
                                   AMP Incorporated


Agreed to:

 /s/  Robin F. Becker
-------------------------

   Vice President
-------------------------
          [Title]

                                LIST OF EXHIBITS

                                    EXHIBIT A
                LIST OF PARTICIPATING PLANS (REFERENCE EXHIBIT A
            TO THE AMP INCORPORATED SUPPLEMENTAL BENEFIT TRUST PLAN)


                                    EXHIBIT B
                           LIST OF PARTICIPANTS IN THE
                    AMP INCORPORATED PENSION RESTORATION PLAN


                                    EXHIBIT C
           EXCERPTS FROM THE AMP INCORPORATED PENSION RESTORATION PLAN


                                    EXHIBIT D
                  LIST OF PARTICIPANTS IN THE AMP INCORPORATED
                       SUPPLEMENTAL EXECUTIVE PENSION PLAN


                                    EXHIBIT E
     EXCERPTS FROM THE AMP INCORPORATED SUPPLEMENTAL EXECUTIVE PENSION PLAN

                                    EXHIBIT F
     LIST OF PARTICIPANTS IN THE AMP INCORPORATED DEFERRED COMPENSATION PLAN
             AND THE WHITAKER CORPORATION DEFERRED COMPENSATION PLAN

                                    EXHIBIT G
       ENGAGEMENT LETTER WITH THE TODD ORGANIZATION TO ADVISE THE TRUSTEE
                   ON DEFERRED COMPENSATION PLAN LIABILITIES

                                    EXHIBIT H
                           LIST OF PARTICIPANTS IN THE
                AMP INCORPORATED SPLIT-DOLLAR LIFE INSURANCE PLAN

                                    EXHIBIT I
          LIST OF PARTICIPANTS IN THE AMP INCORPORATED RETIREMENT PLAN
                              FOR OUTSIDE DIRECTORS

                                    EXHIBIT J
           LIST OF PARTICIPANTS IN THE AMP INCORPORATED DEFERRED STOCK
                     ACCUMULATION PLAN FOR OUTSIDE DIRECTORS

                                    EXHIBIT K
     LIST OF PARTICIPANTS IN THE AMP INCORPORATED DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                                    EXHIBIT L
                  LIST OF PARTICIPANTS WITH SEVERANCE AGREEMENT

                                    EXHIBIT M
                                  IRS FORM 2678

                                    EXHIBIT N
          CERTIFIED BOARD RESOLUTION AUTHORIZING CREATION OF THE TRUST